UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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INTERMOLECULAR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 24, 2018 Meeting Information INTERMOLECULAR, INC. MeetingType: Annual Meeting For holders as of: March 29, 2018 g Date: May 24, 2018 Time:9:00 AM PDT A Location: l atham & Watkins LLP d 140 Scott Drive C Merto Park.CA94025 D   E You are receiving this communication because you hold INTERMOLECULAR, INC shares in the above named company. SAM JOSE. CA 95134 This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an Investor Address Line 1 overview of the more complete proxy materials that are Investor Address Line 2 12 15 available to you on the Internet- You may view the proxy Investor Address Line 3 O materials online at www.proxyvote.com or easily request a ^ Investor Address Line 4 paper copy (see reverse side). 0.1 Investor Address Line 5 John Sample We encourage you to access and review all of the important 1234 ANYWHERE STREET information contained in the proxy materials before voting. - any city, on a1a 1a1 ::: ~ 79 See the| 1 ^  "u,o.iJ o Job # Envelope # Sequence #  # of # Sequence #

  Before You Vote — How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: —> | xxxx xxxx xxxx xxxx| (located on the I. Notice & Proxy Statement 2. Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one  of the following methods to make your request:  BY INTERNET:  www.proxyvote.com  BYTELEPHONE:  I -800-579-1639  BY E-MAIL*:  sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —) | xxxx xxxx xxxx xxxx] (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10. 2018 to facilitate timely delivery. — How To Vote — Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Internal Use Only  Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow —) | xxxx xxxx  xxxx xxxx] available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only

Voting items The Board of directors recommends you vote 1 Election of directors Nominees  01 Marvin D. Burkett 02 Christian F. Kramer 03 Jonathan B. Schrltz The Board of Directors recommends you vote for the following Proposal:  2. To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as described in our proxy statement relating to our 2018 Annual meeting of Stockholders. The Board of Directors recommends you vote 1 Year on the following Proposal:  3. To approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. The Board of Directors recommends you vote for  the following Proposal:  4. To ratify the appointment of Armani no LLP as our independent registered public accounting firm for the year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.       BARCODE Broadridge Internal use only Cusip Job # Emvelope # Sequence # Of Sequence#

Reserved for Broadridgo Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123.456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123.456,789.012.12345 THE COMPANY NAME INC. - CLASS B 123.456,789.012.12345 THE COMPANY NAME INC. - CLASS C 123.456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123.456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123.456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123.456,789,012.12345 THE COMPANY NAME INC. - 401 K 123.456,789,012.12345 0000349279_4 R 1.0.1.17   THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # of # SequencG #